                                                                  EXECUTION COPY

________________________________________________________________________________
________________________________________________________________________________




                   ________________________________________

                           ONEPOINT SERVICES, L.L.C.

                      A Delaware Limited Liability Company

                   ________________________________________


                      LIMITED LIABILITY COMPANY AGREEMENT



                         Dated as of November 23, 1999



THE MEMBERSHIP INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

                               TABLE OF CONTENTS

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                                                                                                  PAGE
                                                                                                  ----
ARTICLE I  DEFINITIONS.............................................................................  1
     Section 1.1     Definitions...................................................................  1
     Section 1.2     Other Definitions.............................................................  4

ARTICLE II   GENERAL PROVISIONS; CAPITAL CONTRIBUTIONS.............................................  4
     Section 2.1     Formation.....................................................................  4
     Section 2.2     Name..........................................................................  5
     Section 2.3     Purpose.......................................................................  5
     Section 2.4     Registered Office; Registered Agent; Place of Business........................  5
     Section 2.5     Capital Contributions.........................................................  5
     Section 2.6     Term..........................................................................  6
     Section 2.7     No State-Law Partnership......................................................  6

ARTICLE III  CAPITAL ACCOUNTS......................................................................  6
     Section 3.1     Capital Accounts..............................................................  6
     Section 3.2     Computation of Amounts........................................................  6
     Section 3.3     Distribution in Kind..........................................................  7
     Section 3.4     Certain Terms of Preferred Units..............................................  7
     Section 3.5     Certain Terms of Common Units.................................................  9

ARTICLE IV  DISTRIBUTIONS; AND ALLOCATIONS......................................................... 10
     Section 4.1     Distributions................................................................. 10
     Section 4.2     Allocations................................................................... 12
     Section 4.3     Special Allocations........................................................... 12
     Section 4.4     Tax Allocations............................................................... 13
     Section 4.5     Indemnification and Reimbursement for Payments on Behalf of a Unitholder...... 13

ARTICLE V  MANAGEMENT AND MEMBER RIGHTS............................................................ 14
     Section 5.1     Management Authority.......................................................... 14
     Section 5.2     Indemnification............................................................... 15
     Section 5.3     Transfer of Company Interest.................................................. 15
     Section 5.4     Member Rights; Meetings....................................................... 16
     Section 5.5     Additional Members............................................................ 17
     Section 5.6     Preemptive Rights............................................................. 17
     Section 5.7     Outside Businesses............................................................ 17
     Section 5.8     Member Representations and Warranties......................................... 18

ARTICLE VI  DURATION............................................................................... 18

                                      -i-
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
     Section 6.1     Duration................................................................. 18
     Section 6.2     Winding Up............................................................... 18
     Section 6.3     Termination.............................................................. 19

ARTICLE VII  VALUATION........................................................................ 19
     Section 7.1     Valuation................................................................ 19

ARTICLE VIII  CERTIFICATION OF MEMBERSHIP INTERESTS........................................... 19
     Section 8.1     Membership Interests..................................................... 19

ARTICLE IX  BOOKS OF ACCOUNT; MEETINGS........................................................ 19
     Section 9.1     Books.................................................................... 19
     Section 9.2     Fiscal Year.............................................................. 19
     Section 9.3     Taxes.................................................................... 20

ARTICLE X  MISCELLANEOUS...................................................................... 20
     Section 10.1    Amendments............................................................... 20
     Section 10.2    Successors............................................................... 20
     Section 10.3    Governing Law; Severability.............................................. 21
     Section 10.4    Notices.................................................................. 21
     Section 10.5    Complete Agreement; Headings, Counterparts............................... 21
     Section 10.6    Partition................................................................ 21
     Section 10.7    No Strict Construction................................................... 21

                    LIMITED LIABILITY COMPANY AGREEMENT OF
                           ONEPOINT SERVICES, L.L.C.
                           -------------------------


          THIS LIMITED LIABILITY COMPANY AGREEMENT, of OnePoint Services, L.L.C. (the "Company") dated and effective as of November 23, 1999 (this "Agreement"),
                                                                   ---------
is adopted by, executed and agreed to, for good and valuable consideration, by OnePoint Communications Corp. (the "Investor"), Al Moschner and Tim Ostrowski
                                    --------
(together the "Executives" and individually an "Executive"), Oscar Aguiar, Jr. and James Silva (together the "RCP Executives" and individually an "RCP Executive"), the other individuals (together the "Additional Members" and individually an "Additional Member") listed on Schedule A hereto, as such schedule may be amended from time to time. Certain terms used herein are defined in Article I.
           ----------

          WHEREAS, the Company has been formed as a limited liability company pursuant to the Act by the filing of a Certificate of Formation of the Company (the "Certificate") with the Secretary of the State of Delaware;
      -----------

          WHEREAS, the Investor, Executives, RCP Executives, and the Additional Members desire to be admitted as Members;

          WHEREAS, the Members desire to designate the Investor as the Managing Member with the rights and obligations set forth herein; and

          WHEREAS, the Members desire to enter into this Agreement to set forth, inter alia, their respective rights and obligations as Members.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto; intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section I.1  Definitions.  For purposes of this Agreement:
                       -----------

          "Act" means the Delaware Limited Company Act, 6 Del. C. (S) 18-101,
           ---
et.seq., as amended from time to time.

          "Additional Member" means a Person admitted to the Company as a Member
           -----------------
pursuant to the Agreement.

          "Authorized Units" means the aggregate of all Units (the "Total
           ----------------                                         -----
Authorized Units") or any unit thereof (an "Authorized Unit") authorized as part
----------------                            ---------------
of the capital structure of the Company by this Agreement or amendment thereto, as shown on Schedule A.

          "Book Value" means, with respect to any Company property, Company's
           ----------
adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulations.

          "Capital Contributions" means any cash, cash equivalents, promissory
           ---------------------
obligations, or the fair market value of other property which a Unitholder contributes or is deemed to have contributed to the Company with respect to any Unit pursuant to Sections 2.5, 3.4(a) and 3.5.
                 ----------------------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and the regulations promulgated thereunder.

          "Common Unit" means a Unit representing a fractional part of the
           -----------
interests in the Company held by the Common Unitholders and Restricted Unitholders and having the right and obligations specified with respect to Common Units in this Agreement.

          "Common Unitholder" means a holder of Common Units.
           -----------------

          "Company" means OnePoint Services, L.L.C.
           -------

          "Executives" means Al Moschner and Tim Ostrowski.
           ----------

          "Fully Diluted Units" means, at any time, the number of Common Units
           -------------------
outstanding at such time, plus the number of Common Units issuable upon conversion of the Preferred Units outstanding at such time.

          "Indemnified Party" means any Person who is or has been a Manager,
           -----------------
Member or officer of the Company or of the Manager, or who is serving or has served at the request of the Company or the Manager as a director, officer, manager, member, partner, employee or agent of another limited liability company or a corporation, partnership, joint venture, trust or other enterprise, whether or not such Person continues to be such at the time the loss, liability or expense in question is paid or incurred.

          "Investor" means OnePoint Communications Corp.
           --------

          "Losses" for any period means all items of Company loss, deduction and
           ------
expense for such period determined according to Section 3.2.
                                                -----------

          "Majority in Interest" means the Member(s) holding Units representing
           --------------------
a majority of the Fully Diluted Units that are eligible to vote.

          "Manager" means the Investor or its successor as provided for in
           -------
Section 5.1(d) below.  There shall be only one Manager.
--------------

          "Member" means any of the parties identified on Schedule A as a Member
           ------                                        -----------
or admitted as a member after the date of this Agreement in accordance with the terms hereof, in each case for so long as such Person continues to be a member hereunder.

          "Minimum Gain" means the partnership minimum gain determined pursuant
           ------------
to Treasury Regulation Section 1.704-2(d).

          "Percentage Interest" means, in respect of each Unitholder, (i) if no
           -------------------
Preferred Units are issued, such Unitholders's interest in the income, gains, losses, deductions and expenses of the Company as a percentage equal to all Common Units held by such Unitholders divided by all Common Units issued; or
                                      -------
(ii) if Preferred Units are issued, such Unitholder's interest in the income, gains, losses, deductions and expenses of the Company computed as a percentage equal to all Fully Diluted Units held by the Unitholder divided by all Fully
                                                        -------
Diluted Units issued.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Unit" means a Unit representing a fractional part of the
           --------------
interests of the Preferred Unitholders and having the rights and obligations specified with respect to Preferred Units in this Agreement.

          "Preferred Unitholder" means a holder of a Preferred Unit.
           --------------------

          "Profits" for any period means all items of Company income and gain
           -------
for such period determined according to Section 3.2.
                                        -----------

          "RCP Acquisition" means the proposed stock purchase acquisition of RCP
           ---------------
Communications, Inc. by the Company.

          "RCP Employees" means the employees of RCP Communications, Inc. on the
           -------------
closing date of the RCP Acquisition.

          "RCP Executive" means Oscar Aguiar, Jr. or James A. Silva.
           -------------

          "Restricted Common Unit" means a Common Unit that is subject to
           ----------------------
vesting, divestiture, or other restrictions as specified in a Unitholder Agreement between the Company and the Restricted Unitholder.

          "Restricted Unitholder" means any owner of one or more Restricted
           ---------------------
Common Units as reflected on the Company's books and records.

          "Treasury Regulations" means the income tax regulations promulgated
           --------------------
under the Code and effective as of the date hereof. Such term shall be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations to the extent the Manager determines that any such amendments and succeeding regulations do not adversely affect the economic interests of the Members hereunder.

          "Uncommitted Unit" means any Authorized Unit which is not yet issued
           ----------------
to any Member or is reserved for issuance upon the conversion in a Preferred
Unit.

          "Unit" means an interest in the Company representing a fractional part
           ----
of the interests of all Members and Assignees and shall include Common Units, Restricted Common Units and Preferred Units; provided that any class or group of
                                             -------- ----
Units issued shall have relative rights, powers, and duties set forth in this Agreement and the interest in the Company represented by such class or group of Units shall be determined in accordance with such relative rights, powers, and duties set forth in this Agreement.

          "Unitholder" means any owner of one of more Units as reflected on the
           ----------
Company's books and records.

          Section I.2  Other Definitions.  Each of the following defined terms
                       -----------------
has the meaning given such term in the Section set forth opposite such defined term:


               Term                               Section
               ----                               -------
               Agreement                          Preamble
               Capital Account                    Section 3.1
               Certificate                        Section 2.1
               Conversion Ratio                   Section 3.4(c)
               Liquidation Value                  Section 3.4(d)
               Transfer                           Section 5.2


                                  ARTICLE II

                   GENERAL PROVISIONS; CAPITAL CONTRIBUTIONS

          Section II.1  Formation.  The formation of the Company pursuant to and
                        ---------
in accordance with the Delaware Limited Liability Company Act, 6 Del. C. (S)18-101, et seq., as amended from time to time (the "Act"), occurred on August 25,
     -- ---                                      ---
1999. An authorized person, within the meaning of the Act, has executed, delivered and filed the certificate of formation of the Company (the "Certificate"). Upon the Investor's (a) execution of this Agreement or a
 -----------
counterpart hereof and (b) the making of the capital contribution required by
Section 2.5, the Investor shall be admitted to the Company as its initial
-----------
Member.

          Section II.2  Name.  The name of the Company will be "OnePoint
                        ----
Services," or such other name or names as the Manager may from time to time designate.

          Section II.3  Purpose.  The Company's purpose shall be to carry on any
                        -------
activities which may be lawfully be carried on by a limited liability company organized pursuant to the Act.

          Section II.4  Registered Office; Registered Agent; Place of Business.
                        ------------------------------------------------------
The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Manager may designate from time to time in the manner provided by law. The Company will maintain an office and principal place of business at such place or places inside or outside the State of Delaware as the Manager may designate from time to time.

          Section II.5  Capital Contributions.
                        ---------------------

          (a) The Investor shall, promptly following the execution of this Agreement, contribute to the capital of the Company the amount set forth on Schedule B. All future capital contributions made by any Member shall be
----------
reflected on the Company's books and records. Persons hereafter admitted as Members of the Company shall make such contributions of cash (or promissory obligations), property or services to the Company as shall be determined by the Manager and the Member making the contribution in their sole discretion at the time of each such admission.

          (b) No Member shall have any responsibility to restore any negative balance in his, her or its Capital Account or to contribute to or in respect of liabilities or obligations of the Company, whether arising in tort, contract or otherwise, or return distributions made by the Company except as required by the Act or other applicable law. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Member(s) for liabilities of the Company.

          (c) No interest shall be paid by the Company on capital contributions or on balances in Capital Accounts.

          (d) A Member shall not be entitled to withdraw any part of its Capital Account or to receive any distributions from the Company except as provided in Articles IV and VI; nor shall a Member be entitled to make any
            -----------     --
capital contribution to the Company other than as expressly provided herein. Any Member may, with the approval of the Manager, make loans to the Company, and any loan by a Member to the Company shall not be considered to be a capital contribution for any purpose and shall not result in an increase in the amount of the Capital Account of such Member.

          Section II.6  Term.  The Company shall continue until dissolved and
                        ----
terminated in accordance with Article VI of this Agreement.
                              ----------

          Section II.7  No State-Law Partnership.  The Member(s) intend that the
                        ------------------------
Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes and neither this Agreement nor any other document entered into by the Company or any Member shall be construed to suggest otherwise.

                                  ARTICLE III

                               CAPITAL ACCOUNTS

          Section III.1 Capital Accounts. A capital account (a "Capital
                        ----------------                        -------
Account") shall be established for each Member and shall be maintained in
-------
accordance with Treasury Regulation Section 1.704-1(b)(2)(iv). The Capital Account of each Member shall consist of his or its initial Capital Contribution and shall be (a) increased by any additional Capital Contributions made by such Member pursuant to the terms of this Agreement and such Member's share of items of income and gain allocated to such Member pursuant to Article IV and (b)
                                                        ----------
decreased by such Member's share of items of loss, deduction and expense allocated to such Member pursuant to Article IV and any distributions to such
                                     ----------
Member of cash or the fair market value of any other property (net of liabilities assumed by such Member and liabilities to which such property is subject) distributed to such Member. Any references in this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be increased or decreased from time to time as set forth above.

          Section III.2 Computation of Amounts.  For purposes of computing the
                        ----------------------
amount of any item of income, gain, loss, deduction or expense to be reflected in Capital Accounts, the determination, recognition and classification of each such item shall be the same as its determination, recognition and classification for federal income tax purposes, provided that:
                                 -------- ----

               (i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income tax purposes.

               (ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

               (iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

               (iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property's Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

               (v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

          Section III.3  Distribution in Kind.  If securities or other property
                         --------------------
are to be distributed in kind to the Member(s) pursuant to this Agreement, (i) such securities or other property shall first be written up or down pursuant to
Section 3.2 to their value (as determined pursuant to Article VII as of the date
-----------                                           -----------
of such distribution), (ii) the Capital Accounts of the Member(s) shall be adjusted immediately prior to the distribution as if such securities or other property were sold at their value (as so determined pursuant to Article VII) and
(iii) the value of such securities or other property (as so determined pursuant to Article VII) received by each Member shall be debited against his, her or its
   -----------
respective Capital Account at the time of distribution.

          Section III.4  Certain Terms of Preferred Units.
                         --------------------------------

          (a)  Authorization and Issuance of Preferred Units.  The Company shall
               ---------------------------------------------
be authorized to issue up to 1,629,300 Preferred Units. Except as approved by the Manager, only the Investor shall have the right to acquire Preferred Units. The Investor shall acquire all 1,629,300 of the Uncommitted Preferred Units for an aggregate Capital Contribution of $3,400,000, such Capital Contribution to be paid at Closing in the amount of $2,900,000 and $500,000 to be paid upon notification of the Manager to make such payment.

          (b)  Conversion and Conversion Procedure of Preferred Units.
               ------------------------------------------------------

               (i) At any time and from time to time, any holder of Preferred Units may convert all or any portion of the Preferred Units (including any fractional Unit) held by such holder into a number of Common Units computed by multiplying the number of Preferred Units to be converted by the Conversion Ratio (as defined in Section 3.4(c) below) then in effect.
                     --------------

               (ii) Except as otherwise provided herein, each conversion of a Preferred Unit shall be deemed to have been effected as of the close of business on the date that the Company records the conversion in its record books. At the time any such conversion has been effected, the rights of the former holder of the Preferred Units so converted, as a holder of such Preferred Units, shall cease and the Person or Persons whose name or names appear on the Company's record books as the record owner of Common Units to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Common Units represented therein.

               (iii) Notwithstanding any other provision hereof, if a conversion of Preferred Units is to be made in connection with a public offering, liquidity event or other transaction affecting the Company, the conversion of any Preferred Units may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

               (iv) As soon as possible after a conversion has been effected (but in any event within five business days), the Company shall deliver to the converting holder:

               (A) confirmation that the Company has recorded on its record books a number of Common Units issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

               (B) written confirmation that any Preferred Units which have not been converted have been recorded on the Company's record books as being held by the appropriate Member.

               (v) The recordation of a holder's Common Units upon conversion of Preferred Units, shall be made without charge to the holders of such Preferred Units for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Common Units. Upon conversion of each Preferred Unit, the Company shall take all such actions as are necessary in order to insure that the Common Units issuable with respect to such conversion shall be validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

               (vi) The Company shall not close its books against the transfer of Preferred Units or of Common Units issued or issuable upon conversion of Preferred Units in any manner which interferes with the timely conversion of Preferred Units. The Company shall (at its expense) assist and cooperate with any holder of Units required to make any governmental filings or obtain any governmental approval before or in connection with any conversion of Units hereunder (including making any filings required to be made by the Company).

          (c)  Conversion Ratio of Preferred Units.
               -----------------------------------

               (i) The initial conversion ratio for Preferred Units shall be a conversion to Common Units at a one-to-one (1:1) ratio (the "Conversion Ratio").
                                                             ----------------
The Conversion Ratio shall be subject to adjustment from time to time pursuant to this Section 3.4(c).
        --------------

               (ii)  Subdivision; Combination. If the Company at any time
                     ------------------------
subdivides (by any unit split, unit dividend, recapitalization, or otherwise) its Common Units into a greater number of Units, the Conversion Ratio in effect immediately before such subdivision shall be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) its Common Units into a smaller number of Units, then the Conversion Ratio in effect immediately before such combination shall be proportionately decreased. Appropriate adjustments shall also be made to the number of Common Units reserved for issuance upon conversion of the Preferred Units.

               (iii) Record Notice. The Company shall give written notice to all
                     -------------
holders of Preferred Units at least 10 days before the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon Common Units, (ii) with respect to any pro rata subscription offer to holders of Common Units, or (iii) for determining rights to vote (if any) with respect to Common Units.

          (d)  Liquidation Value of the Preferred. The initial Liquidation Value
               ----------------------------------
of each Preferred Unit shall be $2.09 (the "Liquidation Value").
                                            -----------------

          Section III.5  Certain Terms of Common Units.
                         -----------------------------

          (a)  Authorization and Issuance of Common Units.  The Company shall be
               ------------------------------------------
authorized to issue up to an aggregate total of all classes of Common Units of 8,420,000 Fully Diluted Common Units. Common Units may be issued to any Member or Additional Member in accordance with the terms of this Agreement.

          (b)  Initial Issuance of Common Units.  The initial issuance of Common
               --------------------------------
Units shall be as shown on Schedule A and as set forth below:

               (i)   Investor:  Investor shall receive 4,370,700 Common Units
                     --------
without payment of a Capital Contribution.

               (ii)  Executives. If and only if the RCP Acquisition is closed,
                     ----------
the Executives and Nancy Sokolowski shall receive upon payment of a Capital Contribution in the amount of $0.005 per Unit an aggregate of 705,000 Restricted Common Units.

               (iii) RCP Executives.  If and only if the RCP Acquisition is
                     --------------
closed, the RCP Executives shall receive as part of the purchase price for their stock in the RCP Acquisition an aggregate of 1,425,000 Restricted Common Units.

          (c)  Restricted Common Units. Restricted Common Units shall be subject
               -----------------------
to such restrictions or provisions as are stipulated in a Unitholder's Agreement signed by the Member and the Manager, and may include without limitation, vesting, divestiture and transfer provisions. Such restrictions shall be recorded on the books of the Company, and such Common Units shall be designated as "Restricted" on Schedule A, attached hereto, as it may be amended from time to time. Restricted Common Units shall not have voting rights and shall not be entitled to distributions or allocations. Restricted Common Units may be converted to Common Units upon (i) expiration of all restrictions set forth in the Unitholder Agreement, other than transfer restrictions unless specifically stated otherwise in the Unitholder Agreement, (ii) written notification by the Unitholder to the Manager, and (iii) amendment of Schedule A attached hereto in accordance with the written notification and provisions of this Section 3.5(c).
                                                                --------------

          (d)  Reserved Common Units.  An aggregate of 1,629,300 Common Units
               ---------------------
shall be reserved for issuance upon conversion of the Preferred Units.

          (e)  Uncommitted Common Units.  The 290,000 Uncommitted Common Units
               ------------------------
shall be reserved by Company and may be issued to Members or Additional Members in accordance with this Agreement, or in accordance with an option plan to be established and maintained at the discretion of the Manager, which option plan shall include 100,000 Common Units for potential issuance to RCP Employees.

          (f)  Restrictions on Transfer.  The written approval of the Manager
               ------------------------
shall be required prior to effecting any transfer of the Common Units. Restricted Common Units may not be transferred, except pursuant to a repurchase by, or a forfeiture to, the Company, or as otherwise set forth in a Unitholders Agreement signed by the Member and the Manager. The Common Units shall be subject to the restrictions on transfer set forth in this Agreement, as amended from time to time.

          (g)  Additional Restrictions on Transfer.  No holder of Common Units
               -----------------------------------
may sell, transfer, or dispose of any such Common Units (except to the Company or pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company and the Manager an opinion (reasonably acceptable in form and substance to the Company and Manager) of counsel experienced in securities law matters that neither registration nor qualification under the 1933 Act and applicable state securities laws is required in connection with such transfer.


                                  ARTICLE IV
                        DISTRIBUTIONS; AND ALLOCATIONS

          Section IV.1  Distributions.
                        -------------

          (a)  Non-Liquidating Distributions. Except as otherwise set forth in
               -----------------------------
this Section 4.1 or 3.5(c) above, the Manager may in its sole discretion make
     -----------    ------
Distributions at any time or from time to time, except that the Manager shall make an annual cash distribution to each Member in an amount equal to thirty-eight percent (38%) of the income, net of loss, deduction, or expense, allocated to each Member pursuant to Section 4.2 below. Except as otherwise set forth in
                           -----------
this Section 4.1 or 3.5(c) above, each Distribution shall be made to the
     -----------    ------
Unitholders (ratably among such Unitholders based upon the number of outstanding Units held by each such Unitholder immediately prior to such Distribution, assuming that each Preferred Unitholder had converted all of his, her or its Preferred Units into Common Units immediately prior to such Distribution and Restricted Common Units were not authorized and outstanding; i.e., the Preferred units shall be included on an as-if-converted basis for the purposes of all calculations, and Restricted Common Units will not be included in the calculations of allocations and distributions with respect to Common Units).

No Distribution shall be made under this Section 4.1(a) until the allocation of
                                         --------------
the Distributions to each Unitholder in accordance with this Section 4.1(a) is
                                                             --------------
determined and agreed to by the holders of a majority of the Preferred Units.

          (b)  Liquidating Distributions.  Upon the occurrence of any
               -------------------------
transaction involving the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries in one transaction or series of related transaction or a merger or consolidation or other transaction which accomplishes the foregoing (a "Liquidating Transaction"), and after the payment
                               -----------------------
or set aside by the Manager for the amounts described in Sections 6.2(a) and
                                                         -------------------
(b), Distributions shall be made in the following order and priority:
---

               (i) First, if any of the Preferred Units are then outstanding, to the Preferred Unitholders in an amount equal to the greater of (x) the aggregate Liquidation Value with respect to such Preferred Unitholders' outstanding Preferred Units or (y) the amount that such Preferred Unitholders would receive if all of their outstanding Preferred Units were converted into Common Units immediately prior to such Distribution (in each case in the proportion that each Unitholder's share of aggregate Liquidation Value bears to the aggregate Liquidation Value with respect to all Preferred Units outstanding immediately prior to such Distribution) until all such Preferred Unitholders have received Distributions under this clause (i) in respect of such Unitholder's Preferred Units in an aggregate amount equal to the greater of the amount referred to in clauses (x) and (y), and no Distribution or any portion thereof may be made under any of the other paragraphs below until such entire amount on the outstanding Preferred Units immediately prior to the time of such Distribution has been paid in full; and

               (ii) Second, with respect to the then outstanding Common Units, an amount equal to the amount of such Distribution that has not been distributed pursuant to paragraph (i) of this Section 4.1(b) above (ratably among such
                                  --------------
Unitholders based upon the number of outstanding Common Units held by each such Unitholder immediately prior to such Distribution).

No Distribution shall be made under this Section 4.1(b) until the allocation of
                                         --------------
the Distributions to each Unitholder in accordance with this Section 4.1(b) is
                                                             --------------
determined and agreed to by the holders of a majority of the Preferred Units; unless no Preferred Units are outstanding, in which case a majority of the Common Units shall be required.

          (c)  Persons Receiving Distributions.  Each Distribution shall be made
               -------------------------------
to the Persons shown on the Company's books and records as Unitholders as of the date of such Distribution, except as provided in Section 3.5(c).
                                                 --------------

          Section IV.2   Allocations. Except as otherwise provided in Section
                         -----------                                  -------
4.3 or 3.5(c), Profits and Losses for any fiscal  year or portion thereof shall
---    ------
be allocated among the Members in such a manner that, as of the end of such fiscal year, the sum of (i) the Capital Account of each Member, (ii) such Member's share of Minimum Gain (as determined according to Treasury Regulation
Section 1.704-2(g)) and (iii) such Member's partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)) shall be equal to the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under the Delaware Act, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their Book Value and (ii) distribute the proceeds of liquidation pursuant to Section
                                                                       -------
6.2 below.
---

          Section IV.3  Special Allocations.
                        -------------------

          (a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulation
Section 1.704-2(i)(4).

          (b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated to the Members, ratably based upon the number of outstanding Units held by each such Member immediately prior to such allocation. Except as otherwise provided in
Section 4.3(a), if there is a net decrease in the Minimum Gain during any
--------------
Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section
                                                                         -------
4.3(b) is intended to be a minimum gain chargeback provision that complies with
------
the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

          (c) If any Member that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an adjusted capital account deficit (as determined according to Treasury Regulation Section 1.704-1(b)(2)(ii)(d)) as of the end of any Taxable Year, computed after the application of Sections 4.3(a)
                                                               ---------------
and 4.3(b) but before the application of any other provision of this Article IV,
    ------                                                           ----------
then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit.
This Section 4.3(c) is intended to be a qualified income offset provision as
     --------------
described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

          (d)  Profits and Losses described in Section 4.1(v) shall be allocated
                                               --------------
in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

          (e) If, and to the extent that, any Member is deemed to recognize any item of income, gain, loss, deduction or credit as a result of any transaction between such Member and the Company pursuant to Code Sections 1272-1274, 7872, 483, 482 or any similar provision now or hereafter in effect, and the Manager determines that any corresponding Profit or Loss of the Company should be allocated to the Member who recognized such item in order to reflect the Member's economic interests in the Company, then the Manager may so allocate such Profit or Loss.

          Section IV.4  Tax Allocations.
                        ---------------

          (a) The income, gains, losses, deductions, and credits of the Company will be allocated, for federal, state, and local income tax purposes, among the Unitholders in accordance with the allocation of such income, gains, losses, deductions, and credits among the Unitholders for computing their Capital Accounts; except that, if any such allocation is not permitted by the Code or other applicable law, then the Company's subsequent income, gains, losses, deductions, and credits will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

          (b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

          (c) If the Book Value of any Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704 (c).

          (d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members according to their interests in such items as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

          (e)  Allocations pursuant to this Section 4.4 are solely for purposes
                                            -----------
of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

          Section IV.5  Indemnification and Reimbursement for Payments on Behalf
                        --------------------------------------------------------
of a Unitholder.  If the Company is required by law to make any payment that is
---------------
specifically attributable to a Unitholder or a Unitholder's status as such (including federal withholding taxes, state personal property taxes, and state unincorporated business taxes), then such Unitholder shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). The Company may pursue and enforce all rights and remedies it may have against each Unitholder under this Section 4.5, including instituting a
                                        -----------
lawsuit to collect such indemnification and contribution with interest calculated at a rate equal to 8% per annum, compounded as of the last day of each year (but not in excess of the highest rate per annum permitted by law).

                                   ARTICLE V

                         MANAGEMENT AND MEMBER RIGHTS

          Section V.1  Management Authority.
                       --------------------

          (a) The Manager shall have the sole right to manage the business of the Company and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company, and, no Member (other than the Manager) shall have any authority to act for or bind the Company but shall have only the right to vote on or approve the actions herein specified to be voted on or approved by the Member(s).

          (b) The Manager may appoint such officers to such terms and to perform such functions as the Manager shall determine in its sole discretion. The Manager may appoint, employ or otherwise contract with such other Persons for the transaction of the business of the Company or the performance of services for or on behalf of the Company as it shall determine in its sole discretion. The Manager may delegate to any such officer or Person such authority to act on behalf of the Company as the Manager may from time to time deem appropriate in its sole discretion.

          (c) When the taking of such action has been authorized by the Manager, any officer of the Company or any other Person specifically authorized by the Manager may execute any contract or other agreement or document on behalf of the Company and may execute and file on behalf of the Company with the Secretary of State of the State of Delaware any certificates of amendment to the Company's certificate of formation, one or more restated certificates of formation and certificates of merger or consolidation and, upon the dissolution and completion of winding up of the Company, at any time when there are no Members, or as otherwise provided in the Act, a certificate of cancellation canceling the Company's certificate of formation.

          (d) The Manager may be removed, with cause, by the affirmative vote of a Majority in Interest of the Member(s). Upon such removal, a Majority in Interest of the Member(s) shall appoint a successor Manager. The Manager may resign at any time upon ten days' prior notice to the Member(s). Upon such resignation, the Manager may appoint a successor Manager; provided that such successor Manager must be approved by the affirmative vote of a Majority in Interest of the Member(s).

          (e) All decisions regarding the management and affairs of the Company shall be made by the Manager.

          Section V.2  Indemnification.  Except as limited by law and subject to
                       ---------------
the provisions of this Section 5.2, each Indemnified Party shall be entitled to
                       -----------
be indemnified and held harmless on an as incurred basis by the Company (but only after first making a claim for indemnification available from any other source and only to the extent indemnification is not provided by that source) to the fullest extent permitted under the Act (including indemnification for negligence and breach of fiduciary duty to the extent so authorized but, excluding gross negligence or willful misconduct) as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment) against all losses, liabilities and expenses, including attorneys' fees and expenses, arising from claims, actions and proceedings in which such Person may be involved, as a party or otherwise, by reason of his being an Indemnified Party (including any action taken or not taken by such Person in such capacity). The rights of indemnification provided in this Section 5.2 will be in addition to any rights to which such Indemnified
        -----------
Party may otherwise be entitled by contract or as a matter of law and shall extend to his successors and assigns. In particular, and without limitation of the foregoing, such Indemnified Party shall be entitled to indemnification by the Company against expenses (as incurred), including attorneys' fees and expenses, incurred by such Indemnified Party upon the delivery by such Indemnified Party to the Company of a written undertaking (reasonably acceptable to the Manager). The Company may, to the extent authorized from time to time by the Manager, grant rights to indemnification and to advancement of expenses to any employee or agent of the Company who is not an Indemnified Party to the fullest extent of the provisions of this Section 5.2 as if such Person were an
                                         -----------
Indemnified Party for purposes hereof.

          Section V.3  Transfer of Company Interest.
                       ----------------------------

          (a) No Member shall sell, assign, transfer or otherwise dispose of, whether voluntarily or involuntarily or by operation of law (a "Transfer"), all
                                                                --------
or any portion of his, her or its interest in the Company without the prior written consent of the Manager, which consent may be given or withheld in its sole discretion. No Member shall pledge or otherwise encumber all or any portion of his, her or its interest in the Company, without the prior written consent of the Manager, which consent may be given or withheld in its sole discretion.

          (b) Notwithstanding any other provision of this Agreement, any Transfer by the Member(s) in contravention of any of the provisions of this
Section 5.3 shall be void and ineffective, and shall not bind or be recognized
-----------
by the Company.

          (c) If and to the extent any Transfer of an interest in the Company is permitted hereunder, this Agreement (including the schedules hereto) shall be amended by the Manager to reflect the Transfer of the Company interest to the transferee, to admit the transferee as a Member and to reflect the elimination of the transferring Member (or the reduction of such transferring Member's interest in the Company) and (if and to the extent then required by the Act) a certificate of amendment to the Certificate reflecting such admission and elimination (or reduction) shall be filed in accordance with the Act. The effectiveness of the Transfer of an interest in the Company permitted hereunder and the admission of any substitute Member pursuant to this Section 5.3 shall be
                                                            -----------
deemed effective immediately prior to the Transfer of an interest in the Company to such Member or, if later, on the first date that the Manager receives evidence of such Transfer, including the terms thereof. If the transferring Member has Transferred all or any of its interest in the Company pursuant to this Section 5.3, then, immediately following such Transfer or, if later, on the
     -----------
first date that the Manager receives evidence of such Transfer, including the terms thereof, the transferring Member shall cease to be a Member with respect to such interest.

          (d) Any Person who acquires in any manner whatsoever any interest in the Company, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have (i) made all of the capital contributions made by, (ii) received all of the distributions received by, and (iii) agreed to be subject to and bound by all the terms and conditions of this Agreement that, any predecessor in such interest in the Company made, received and was subject to or bound by.

          (e)  Member's Obligation to Sell Common Units.  Notwithstanding any
               ----------------------------------------
other provisions of this Agreement, upon the written demand of the Manager, Member and his or her Permitted Transferees shall sell all or any portion of his or her Common Units to such purchaser or purchasers and upon such terms (including purchase price) as may be determined by the Manager in its sole discretion; provided, however, that the obligation of each Member and his or her Permitted Transferees to so sell Common Units hereunder shall not arise unless the holders of a Majority in Interest of the Fully Diluted Units of the Company have agreed to sell, and shall sell such Common Units for the same purchase price per Common Units and concurrently with the sale of the other Common Units subject to such purchase. Upon such sale, the transferred Common Units shall no longer be subject to the terms hereof.

          Section V.4  Member Rights; Meetings.
                       -----------------------

          (a)  Member Rights. No Member, unless such Member is also the Manager,
               -------------
shall have any right, power or duty, including the right to approve or vote on any matter, except as expressly required by the Act or other applicable law or as expressly provided for hereunder.

          (b)  Required Vote. Unless a greater vote is required by the Act or as
               -------------
expressly provided for hereunder, the affirmative vote of a Majority in Interest of the Member(s) entitled to vote shall be required to approve any proposed action.

          (c)  Meetings.  Meetings of the Member(s) for the transaction of such
               --------
business as may properly come before such Member(s) shall be held at such place, on such date and at such time as the Manager shall determine. Special meetings of Member(s) for any proper purpose or purposes may be called at any time by the Manager or the Member(s) holding a Majority in Interest. The Company shall deliver oral or written notice (written notice may be delivered by mail) stating the date, time, place and purposes of any meeting to each Member entitled to vote at the meeting. Such notice shall be given not less than four (4) and no more than sixty (60) days before the date of the meeting.

          (d)  Written Consent.  Any action required or permitted to be taken at
               ---------------
an annual or special meeting of the Member(s) may be taken without a meeting, without prior notice, and without a vote, provided that written consents, setting forth all proposed actions to be taken at such meeting, are signed by the Member(s) holding at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Member(s) entitled to vote on such action were present and voted. Every written consent shall bear the date and signature of each

Member who signs such consent. Notice of the taking of action without a meeting by less than unanimous written consent shall be given to each Executive or RCP Executive who has not consented in writing to such action.

          Section V.5  Additional Members. The Manager shall have the sole right
                       ------------------
to admit additional Members upon such terms and conditions and at such time or times as the Manager shall in its sole discretion determine subject only to the provisions of Section 5.6 below and any plan duly adopted by the Company and approved by the Manger pursuant to Section 3.5(c) above. In connection with any
                                   --------------
such admission, this Agreement (including the schedules hereto) shall be amended by the Manager to reflect the name, address and capital contribution of the additional Member and the new Percentage Interests of all Members, and (if and to the extent then required by the Act) a certificate of amendment to the Certificate reflecting such admission shall be filed in accordance with the Act.

          Section V.6  Preemptive Rights.  In the event of an increase to the
                       -----------------
number of Common Units authorized pursuant to Section 3.5(a) each member shall
                                              --------------
have a preemptive right to acquire an aggregate number of the new Common Units sufficient to maintain such Member's percentage ownership of the Company at the same level as it existed prior to such authorization of new Common Units.

          Section V.7  Outside Businesses.  Subject to any restrictions
                       ------------------
contained in any employment agreements with the Company, any Member may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Company and the Member(s) shall have no rights by virtue of this Agreement in and to such independent ventures or the income or gains derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. No Member shall be obligated by virtue of this Agreement or by reason of being a Member to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Member shall have the right to take for his, her or its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.

          Section V.8  Member Representations and Warranties.  Each Member
                       -------------------------------------
hereby represents and warrants to the Company and acknowledges that: (i) such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (ii) such Member is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (iii) such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (iv) the interests in the Company have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws and the provisions of this Agreement have been complied with; (v) the execution, delivery and performance of this Agreement have been duly authorized by such Member and do not require such Member to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any law or regulation applicable to such Member or other governing documents or any agreement or instrument to which such Member is a party or by which such Member is bound, (vi) the determination of such Member to purchase interests in the Company has been made by such Member independent of any other Member and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Member or by any agent or employee of any other Member and (vii) this Agreement is valid, binding and enforceable against such Member in accordance with its terms.

                                  ARTICLE VI

                                   DURATION

          Section VI.1  Duration.  The Company shall be dissolved and its
                        --------
affairs wound up and terminated upon the first to occur of the following:
                                         --------------

          (a)  The vote of the Member(s) holding a Majority in Interest; or

          (b) The entry of a decree of judicial dissolution under Section 18-802 of the Act.

Except as otherwise set forth in this Article VI, the Member(s) intend for the
                                      ----------
Company to have perpetual existence.

          Section VI.2  Winding Up.
                        ----------

          Upon dissolution of the Company, the Company shall be liquidated in an orderly manner. The Manager shall be the liquidator pursuant to this Agreement and shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. The steps to be accomplished by the liquidator are as follows:

          (a) First, the liquidator shall satisfy all of the Company's debts and liabilities to creditors other than the Member(s) (whether by payment or the reasonable provision for payment thereof);

          (b) Second, the liquidator shall satisfy all of the Company's debts and liabilities to the Member(s) (whether by payment or the reasonable provision for payment thereof); and

          (c) Third, all remaining assets shall be distributed to the Member(s) in accordance with Section 4.1(b).
                   --------------

          Section VI.3   Termination.  The Company shall terminate when all of
                         -----------
the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Member(s) in the manner provided for in this Article VI, and the certificate of
                                             ----------
formation of the Company shall have been canceled in the manner required by the Act.

                                  ARTICLE VII

                                   VALUATION

          Section VII.1  Valuation.  For purposes of this Agreement, the value
                         ---------
of any property contributed by or distributed to any Member shall be valued as determined by the Manager.

                                 ARTICLE VIII

                     CERTIFICATION OF MEMBERSHIP INTERESTS

          Section VIII.1 Membership Interests.  The Company may in its
                         --------------------
discretion issue certificates to the Member(s) representing the membership interests in the Company held by each Member.

                                  ARTICLE IX

                          BOOKS OF ACCOUNT; MEETINGS

          Section IX.1   Books. The Manager will maintain, on behalf of the
                         -----
Company, complete and accurate books of account of the Company's affairs, which books will be open to inspection by any Member (or his authorized representative) at any time during ordinary business hours and shall be maintained in accordance with the Act.

          Section IX.2   Fiscal Year.  The fiscal year of the Company shall end
                         -----------
on December 31 of each year or such other year end as the Manager may determine in its sole discretion.

          Section IX.3   Taxes.
                         -----

          (a) Tax Returns.  The Company shall cause to be prepared and filed all
              -----------
necessary federal and state income tax returns for the Company and, subject to
Section 9.3(b), shall make any elections the Manager may in its sole discretion
--------------
deem appropriate and in the best interests of the Member(s). Each Member shall furnish to the Company all pertinent information in its possession relating to Company operations that is necessary to enable the Company's income tax returns to be prepared and filed any information necessary to give proper effect to such election. The Taxable Year shall be the Fiscal Year set forth in Section 9.2,
                                                                  -----------
unless the Manager shall determine otherwise in its sole discretion and in compliance with applicable laws.

          (b) Tax Controversies.  The Manager is hereby designated the Tax
              -----------------
Matters Partner (as defined in Section 6231 of the Code) and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Tax Matters Partner shall keep all Members reasonably informed of the progress of any examinations, audits or other proceedings.

          (c) Election to be Taxed as a Partnership.  The Company shall elect to
              -------------------------------------
be taxed as a partnership for federal and state income tax purposes, effective not later than the date on which the Initial Member makes the capital contribution required by Section 2.5. At the request of the Manager, each
                         -----------
Member shall cooperate with the Company in the filing of any election, certificate, form or other document intended to secure partnership tax status for the Company (including, without limitation, Form 8832 pursuant to Treasury Regulation 301.7701-3(c) and any corresponding state form, if required), including the execution by such Person of any such document.

                                   ARTICLE X

                                 MISCELLANEOUS

          Section X.1  Amendments.  This Agreement, including the Schedules A
                       ----------
and B hereto, may be amended or modified and any provision hereof may be waived only by a Majority in Interest of the Members; provided, however, that any amendment or modification reducing disproportionately a Member's interest in the Company or other interest in the profits or losses or in distributions or increasing such Member's capital contribution shall be effective only with that Member's consent.

          Section X.2  Successors.  Except as otherwise provided herein, this
                       ----------
Agreement will inure to the benefit of and be binding upon the Member(s) and their respective legal representatives, heirs, successors and permitted assigns.

          Section X.3  Governing Law; Severability.  This Agreement will be
                       ---------------------------
construed in accordance with the laws of the State of Delaware and, to the maximum extent possible, in such manner as to comply with an the terms and conditions of the Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          Section X.4  Notices.  All notices, demands and other communications
                       -------
to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by telecopy or sent by reputable overnight courier service (charges prepaid) to the addresses or telecopy numbers set forth in Schedule A hereto or
                                                           ----------
to such other addresses or telecopy numbers as have been supplied in writing to the Company.

          Section X.5  Complete Agreement; Headings, Counterparts.  This
                       ------------------------------------------
Agreement terminates and supersedes all other agreements concerning the subject matter hereof previously entered into among any of the parties. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural, and pronouns stated in either the masculine, feminine or the neuter gender shall include the masculine, the feminine and the neuter. This Agreement may be executed in any number of counterparts, none of which need contain the signatures of more than one party, but all such counterparts together will constitute one agreement.

          Section X.6  Partition.  Each Member waives, until termination of the
                       ---------
Company, any and all rights that it may have to maintain an action for partition of the Company's property.

          Section X.7  No Strict Construction.  The parties hereto have
                       ----------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                               * * * * * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Liability Company Agreement to be signed as of the date first above written.


ONEPOINT COMMUNICATIONS CORP.


By:____________________________     ___________________________________
                                    Al Moschner
Its:___________________________

                                    ___________________________________
                                    Tim Ostrowski


                                    ___________________________________
                                    Oscar Aguiar, Jr.


                                    ___________________________________
                                    James A. Silva


                                    ___________________________________
                                    Nancy Sokolowski

                                  SCHEDULE A

                            Dated November 23, 1999



----------------------------------------------------------------------------------------------------------
                                                                                               FULLY
          UNITHOLDER/MEMBER                     NUMBER OF       UNIT CLASS                    DILUTED
                                                  UNITS                                      PERCENTAGE
                                                                                              INTEREST
----------------------------------------------------------------------------------------------------------
OnePoint Communications Corp.                    4,370,700        Common                        51.9%
2201 Waukegan Road, Suite 2200                   1,629,300       Preferred                      19.4%
                                                                   Total                      ------
Bannockburn, Illinois 60015                                                                     71.3%
Telephone:  (847) 374-3700
Telecopy:   (847) 374-1070
Attention:  John Stavig

With Copy which shall not constitute
notice to:

KIRKLAND & ELLIS
200 East Randolph Drive
Chicago, Illinois 60601
Attention:  Willard G. Fraumann, P.C.
Telephone:  (312) 861-2000
Telecopy:   (312) 861-2200
----------------------------------------------------------------------------------------------------------
Al Moschner                                        534,000      Restricted                      6.34%
                                                                  Common
----------------------------------------------------------------------------------------------------------
Tim Ostrowski                                      169,500      Restricted                      2.01%
                                                                  Common
----------------------------------------------------------------------------------------------------------
Oscar Aguiar, Jr.                                  712,500      Restricted                      8.46%
                                                                  Common
----------------------------------------------------------------------------------------------------------
James A. Silva                                     712,500      Restricted                      8.46%
                                                                  Common
----------------------------------------------------------------------------------------------------------
Nancy Sokolowski                                     1,500      Restricted                    0.0002%
                                                                  Common
----------------------------------------------------------------------------------------------------------
Uncommitted Units                                  290,000        Common                        3.44%
                                                                 (Reserved
                                                               for Employee
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                               FULLY
          UNITHOLDER/MEMBER                     NUMBER OF       UNIT CLASS                    DILUTED
                                                  UNITS                                      PERCENTAGE
                                                                                              INTEREST
----------------------------------------------------------------------------------------------------------
                                                             Incentive Plan and
                                                            Additional Members)

                                                 1,629,300        Common
                                                                 (Reserved                      19.4%
                                                             for Conversion of
                                                                Preferred)

----------------------------------------------------------------------------------------------------------
Total Fully Diluted Units                        8,420,000      All Classes                    100.0%
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE B

                            Dated November 23, 1999




----------------------------------------------------------------------
     UNITHOLDER/MEMBER                                      CAPITAL
                                                         CONTRIBUTION
----------------------------------------------------------------------
OnePoint Communications Corp.                            $3,400,000.00
2201 Waukegan Road, Suite 2200
Bannockburn, Illinois 60015
Telephone:   (847) 374-3700
Telecopy:    (847) 374-1070
Attention:   John Stavig

With Copy which shall not constitute notice to:

KIRKLAND & ELLIS
200 East Randolph Drive
Chicago, Illinois 60601
Attention:  Willard G. Fraumann, P.C.
Telephone:   (312) 861-2000
Telecopy:    (312) 861-2200
----------------------------------------------------------------------
Al Moschner                                              $    2,670.00
----------------------------------------------------------------------
Tim Ostrowski                                            $      847.50
----------------------------------------------------------------------
Oscar Aguiar, Jr.                                        $    3,562.50
----------------------------------------------------------------------
James. A. Silva                                          $    3,562.50
----------------------------------------------------------------------
Nancy Sokolowski                                         $        7.50
----------------------------------------------------------------------
Total Capital Contributions                              $3,410,650.00
----------------------------------------------------------------------

                         ADDITIONAL MEMBER ACCEPTANCE


     Pursuant to the requirements in Section 5.5 of the Limited Liability Company Agreement of OnePoint Services, L.L.C., dated as of November ___, 1999 (the "Agreement"), [Additional Member] and [Additional Member] seek to be admitted as Additional Members and hereby are admitted as Additional Members having satisfied the terms and conditions specified by, and such admission having been approved by, the Manager. All capitalized terms used herein shall have the meaning given in the Agreement.

     The First Amended Schedules A and B to the Agreement are deleted in their entirely and replaced by the attached Second Amended Schedules A and B, dated November ___, 1999.

     IN WITNESS WHEREOF, the parties have caused this Additional Member Acceptance to be signed as of the date first written above as evidence of their agreement to become Additional Members and to be bound by the terms of the Agreement.


                                             __________________________________
                                             [Additional Member]


                                             __________________________________
                                             [Additional Member]



                                             ONEPOINT COMMUNICATIONS, INC.

                                             By:_______________________________
                                             Its:______________________________